Subsequent Events	12 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events
Note 19. Subsequent Events
Delayed Draw Term Loan Facility
On July 14, 2023, Sphere Entertainment drew down the full amount of $65,000 under the DDTL Facility. On August 9, 2023, Sphere Entertainment repaid the full principal amount of the DDTL Facility and accrued interest and commitment fees by delivering 1,923 shares of MSG Entertainment Class A common stock to the Company. Such shares have been accounted for as treasury shares and are no longer outstanding as of August 9, 2023. As of August 9, 2023, the Company had approximately $160,000 remaining under the $250,000 Class A Common Stock share rep urch
ase program authorized by the Company’s Board of Directors on March 29, 2023.